Acquisition of Consumer Loans Portfolio	12 Months Ended
Sep. 30, 2012
Accounting Changes and Error Corrections [Abstract]
Accounting Changes and Error Corrections [Text Block]
         Note 4 – Acquisition of Consumer Loans Portfolio

On January 31, 2012, the Company acquired a portfolio of consumer loans from third-party lenders for total consideration of $116,334. At the date of acquisition, the gross contractual principal and income of the acquired loan portfolio was $319,906.

The total consideration paid to third-party lenders was allocated to consumer loans receivable, intangible assets and the premium to acquire the portfolio of loans based on the fair value of each component. The determination of fair value of each component of the transaction was subject to management judgment and estimates of future cash flows, collection rates, forecasts and assumptions that a market participant would use in pricing the components. In accordance with U.S. GAAP the Company determined that the premium settled the pre-existing relationships between the Company and third-party lenders. Accordingly, the premium to acquire the loan portfolio was measured at its fair value and recorded as an expense in the Consolidated Statement of Operations as part of the acquisition transaction.

The total consideration was allocated as set forth below:

Consumer loans receivable	$50,014
Non-compete agreement	15,524
Favorable supplier relationships	14,220
Proprietary knowledge	2,280
Premium paid to acquire the loan portfolio	36,820
Deferred tax liability	(2,524)
Total consideration	$116,334

Note 6 and Note 11 separately disclose the September 30, 2012 carrying amount of the acquired loan portfolio and related intangible assets respectively.